UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 22, 2018

(Exact name of registrant as specified in its charter)

Michigan	1-16577	38-3150651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5151 Corporate Drive, Troy, Michigan 48098
(Address of principal executive offices) (Zip Code)
(248) 312-2000
(Registrant's telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On October 23, 2018, Flagstar Bancorp, Inc. (the "Company") issued a press release regarding its preliminary results of operations and financial condition for the three months ended September 30, 2018. The text of the press release is furnished as Exhibit 99.1 to this report. The Company will include final financial statements and additional analyses for the three and nine months ended September 30, 2018 as part of its Quarterly Report on Form 10-Q.

On October 23, 2018, the Company will hold a conference call to review third quarter 2018 earnings. A copy of the slide presentation to be used by the Company on the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements for Certain Officers

On October 22, 2018, Flagstar Bancorp, Inc. (the "Company") and Flagstar Bank, FSB (the "Bank") entered into separate employment agreements with Alessandro DiNello (the “DiNello Employment Agreement”), to continue serving as President and Chief Executive Officer of the Bank and the Company, and with Lee Smith (the “Smith Employment Agreement”) to continue serving as Executive Vice President and Chief Operating Officer of the Bank and the Company. These employment agreements replace the employment agreements, as amended, that the Company and the Bank had with each of Mr. DiNello and Mr. Smith. Under their respective agreements, Mr. DiNello's annual base salary will be not less than $1,000,000 and Mr. Smith’s annual base salary will be not less than $750,000. The DiNello Employment Agreement and the Smith Employment Agreement continue until December 31, 2021 and December 31, 2020, respectively, and each will automatically renew at the end of their respective terms for successive 12 month periods thereafter unless any party to each such agreement gives notice otherwise at least 180 days in advance. As with their prior employment agreements with the Company and the Bank, these agreements also provide for their participation in the Company’s bonus program, Executive Long Term Incentive Program, and other Company equity programs. In addition, both the DiNello Employment Agreement and the Smith Employment Agreement contain non-compete and non-solicit requirements that apply during the term of employment and for one year thereafter. The agreements also provide that Mr. DiNello will receive three times, and Mr. Smith will receive two times, their respective base salary and targeted bonus if terminated due to a “change in control” as defined therein.

Item 9.01	Financial Statements and Exhibits

Exhibits

99.1	Press release of Flagstar Bancorp, Inc. dated October 23, 2018

99.2	Flagstar Bancorp, Inc. Conference Call Presentation Slides - Earnings Presentation Third Quarter

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLAGSTAR BANCORP, INC.

Dated:	10/23/2018	By:	/s/ James K. Ciroli
James K. Ciroli
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release of Flagstar Bancorp, Inc. dated October 23, 2018

99.2	Flagstar Bancorp, Inc. Conference Call Presentation Slides - Earnings Presentation Third Quarter